RUBINCON VENTURES INC.

1313 East Maple Street, Suite 223

Bellingham, WA 98225

March 8, 2006

Mr. Phillip DeZwirek

Mr. Jason DeZwirek

API Electronics Group Corp.

505 University Avenue, Suite 1400

Toronto, Ontario, Canada M5G 1X3

Re: Non-binding Letter of Intent for Proposed Transaction

Gentlemen:

This letter outlines the substance of our agreement regarding the terms on which Rubincon Ventures Inc., a Delaware corporation ("RVI"), proposes to enter into a transaction of the type described below with API Electronics Group Corp., an Ontario corporation ("API"), through a to-be-formed wholly-owned Ontario subsidiary of RVI ("MergerSub").

1. Principal Transaction Terms. RVI, MergerSub and API will enter into a Combination Agreement pursuant to which MergerSub and API shall apply to an appropriate Ontario court (the "Court") for an interim order calling an API stockholder meeting for the purpose of approving a Plan of Arrangement and later a final order of such court approving the Plan of Arrangement (the "Final Approval"). The Plan of Arrangement will provide for the amalgamation of API and MergerSub. In such amalgamation MergerSub will issue for each share of API common stock outstanding ten (10) shares of MergerSub stock, which stock shall be exchangeable on a one for one basis for RVI common stock (the "Exchangeable Shares"). Although issued by MergerSub the parties shall enter into appropriate agreements so that each Exchangeable Share is the equivalent of owning one share of RVI common stock for most purposes. In connection with any exercise by a holder of Exchangeable Shares of the exchange right, RVI will also have the right to purchase the Exchangeable Shares directly from the shareholder requesting the exchange using a like number of shares of RVI common stock. Additionally, the terms of such shares shall provide for an automatic exchange of Exchangeable Shares for RVI common stock on the date of ten (10) years from the date of Final Approval. However, RVI will also have the right to call all the Exchangeable Shares in exchange for a like number of RVI common stock on such tenth anniversary.(Collectively, the various steps required in connection with the approval of the Plan of Arrangement and the issuance of the Exchangeable Shares are referred to as the "Transaction.") Mr. Phillip DeZwirek and Mr. Jason DeZwirek (the "Stockholders") are principal stockholders of API. The term "API" as used herein shall include API Electronics Group Corp. and all of its subsidiaries.

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2. Due Diligence Review. Prior to the execution and delivery of the Combination Agreement, RVI and its authorized representatives, accountants and counsel shall be permitted to make a full and complete investigation of the business, properties, contracts, leases, financial condition and prospects of API and shall have full access to the books, records, financial statements, all regulatory filings, audit work papers (to the extent possible) and other information relating to API, including without limitation access to API's customers and vendors to the extent that RVI or its agents may request in order for RVI to conduct and complete to its satisfaction its due diligence review of the affairs and condition, financial and otherwise, of API. Such investigation shall be conducted during business hours and will be conducted in such a manner as to disrupt API's operations to the least extent possible. Notwithstanding the foregoing, RVI shall have a continuing right to review such books, records and operations at such times up to and including the Final Approval. API and its authorized representatives, accountants and counsel shall cooperate fully in such investigation. RVI and its agents shall agree to use their best efforts to keep confidential all non-public information supplied to it by API and its agents.

Prior to the execution and delivery of the Combination Agreement, API and its authorized representatives, accountants and counsel shall be permitted to make a full and complete investigation of the business, properties, contracts, leases, financial condition and prospects of RVI and shall have full access to the books, records, financial statements, all regulatory filings, audit work papers (to the extent possible) and other information relating to RVI that API or its agents may request in order for API to conduct and complete to its satisfaction its due diligence review of the affairs and condition, financial and otherwise, of RVI. Such investigation shall be conducted during business hours. Notwithstanding the foregoing, API shall have a continuing right to review such books, records and operations at such times up to and including Final Approval. RVI shall cause its authorized representatives, accountants and counsel to cooperate fully in such investigation. API and its agents shall agree to use their best efforts to keep confidential all non-public information supplied to it by RVI and its agents.

3. Definitive Agreements. The parties agree that they shall negotiate in good faith toward the execution and delivery of definitive agreements necessary to achieve Final Approval and the issuance of the Exchangeable Shares as provided herein (the "Definitive Agreements") based on this letter of intent as soon as possible after completion to each parties' satisfaction of its due diligence review, but in all events the parties shall seek to have the execution of Combination Agreement occur not later than April 15, 2006 (the "Termination Date"). The Definitive Agreements shall be satisfactory in form and text to the parties thereto and their respective counsel, and shall contain such representations, warranties, covenants and closing conditions as are usual and customary for mergers of public companies and such other representations, warranties and covenants, agreements and conditions as the parties thereto shall agree and which are not otherwise inconsistent with the additional terms and conditions enumerated below. Additionally, the Definitive Agreements shall provide:

A. The financial representations and warranties of API (other than representations and warranties with respect to shares and stock options outstanding) will be based on audited financial statements for the three-year period ended as of May 31, 2005 and unaudited financial statements for the six-month period ended as of November 30, 2005.

B. The financial representations and warranties of RVI will be based on audited financial statements for the three-year period ended as of January 31, 2006.

C. The Transaction may be terminated or abandoned at any time prior to Final Approval of the Transaction:

(i) by mutual consent;

(ii) by either RVI or API if there has been a material breach of a representation, covenant, undertaking or restriction on the part of the other in the Definitive Agreements, which is not cured by Final Approval;

(iii) by RVI if a consent, approval or release RVI reasonably believes is necessary prior to Final Approval is not obtained; or

(iv) by RVI or API if Final Approval shall not have been consummated prior to the date 180 days from the date of execution of the Combination Agreements.

D. The Final Approval shall occur on or before December 31, 2006.

E. This Letter of Intent, the Transaction, the Definitive Agreements and all ancillary documents shall be governed by Delaware or Ontario law, as applicable, and all disputes with respect to the Definitive Agreements and the Transaction contemplated thereby will be submitted in the first instance to and shall only be decided by a state or federal court located in Chicago, Illinois, which courts shall have exclusive jurisdiction with respect to any such dispute.

F. Upon Final Approval, the officers and directors of API will become the officers and directors of RVI, and Donald Wright shall remain a director of RVI and the name of RVI will be changed to a name selected by API.

G. RVI and API shall agree to cause Final Approval to occur as soon as practicable after the execution of the Combination Agreement.

4. Conditions Precedent. The consummation of the Transaction shall be expressly subject to and conditioned upon the fulfillment of each of the following conditions precedent:

A. API and RVI shall have received all required corporate, governmental and third party consents and approvals to the Transaction and any related transactions. API and RVI will use their best efforts to obtain all and any such approvals and consent. Without limiting the foregoing, the parties hereto shall cooperate (i) to file as soon as practicable a joint management information circular and proxy statement of API and RVI (the "Joint Proxy Statement") and a registration statement on Form SB-2 with the U.S. Securities and Exchange Commission, which registration statement will, among other things, register the RVI common stock issueable upon conversion of the Exchangeable Shares, and (ii) to cause such Joint Proxy Statement to be approved for distribution by the SEC and such registration statement to be declared effective prior to Final Approval.

B. Except as previously disclosed to RVI, since December 31, 2004:

(i) the businesses of API shall have been carried on only in the ordinary course other than acquisitions of the stock or assets of other companies by API; and

(ii) there shall not have been commenced or be continuing any material litigation or proceeding by any person, including, without limitation, any governmental agency, against API with respect to the Transaction or against API or any of its assets which are material to its businesses or operations.

C. RVI shall have received audited financial statements for API with respect to the one year periods ended May 31, of 2003, 2004 and 2005, and unaudited financial statements for the six month period ended November 30, 2005, prepared in accordance with generally accepted accounting principles, consistently applied.

D. The business of API shall not have suffered any material adverse changes from the date hereof.

E. Except for the liens that were disclosed by API to RVI prior to December 31, 2005, the assets of API shall be free and clear of all liens.

F. API shall have outstanding as of Final Approval 2,950,753 shares of its common stock plus shares of common stock issued pursuant to options and warrants outstanding on January 31, 2006 plus shares issued by API to acquire the stock or assets of other companies less shares repurchased by API. As of Final Approval there shall be no options, warrants or other rights to acquire stock of API outstanding other than the options and warrants that were outstanding on January 31, 2006. API shall wholly own each of its subsidiaries.

G. RVI shall have outstanding as of Final Approval 39,986,672 shares of its common stock and no options or other rights to acquire stock of RVI, other than options issued to consultants that will assist RVI with acquisitions.

H. As of the Final Approval the assets and liabilities of RVI shall be in amounts reasonably satisfactory to API.

I. API shall have received shareholder approval and any regulatory and Court approval required for the consummation of the Transaction.

J. RVI shall have received shareholder approval for the issuance of the special share of stock required to effect the Transaction and create voting rights for holders of Exchangeable Shares and the change of name of RVI.

K. Since October 31, 2005 neither RVI nor MergerSub shall have conducted any material business.

5. Confidentiality. In order to avoid any violation of the applicable securities laws, the parties hereto, and their respective subsidiaries and affiliates (a) shall maintain the confidentiality of this Letter of Intent until such time as a press release that is mutually acceptable to RVI and API is prepared and distributed and has had general circulation, and (b) shall make no public disclosure or press release concerning the existence or terms of this Letter of Intent, the Definitive Agreements or the Transaction without the prior consent of API and RVI, which consent shall not be unreasonably withheld; provided that either API or RVI may make such public disclosure or press release as it may reasonably and in good faith believe to be required by applicable law, if required to do so in a time frame which makes such consultation impractical.

6. Representations and Warranties. API represents and warrants that (i) it is not a party to any other currently operative letter of intent or agreement regarding a transaction similar to that contemplated hereby, or involving a sale of the stock or assets of API or any subsidiary thereof and (ii) the execution and delivery of this Letter of Intent will not violate or result in any violation of, or be in conflict with or constitute a default under, or require the consent of any person under, any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to it or its assets; provided however the use by API of its stock to acquire the stock or assets of other companies shall not be deemed a violation of this Paragraph 6. API shall indemnify and hold RVI, its officers, directors, employees and stockholders (collectively, the "RVI Indemnified Parties") harmless from and against any and all losses, costs, damages, claims and expenses, including without limitation attorneys' fees, court costs and disbursements, and the costs of investigation, settlement and defense, which any of the RVI Indemnified Parties may sustain at any time by reason of or arising out of a breach of the foregoing representations and warranties by API.

RVI represents and warrants that (i) it is not a party to any other currently operative letter of intent or agreement regarding a transaction similar to that contemplated hereby, or involving a sale of the stock of RVI and (ii) the execution and delivery of this Letter of Intent will not violate or result in any violation of, or be in conflict with or constitute a default under, or require the consent of any person under, any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to RVI or its assets. RVI hereby agrees to indemnify and hold API and API's officers, directors, employees and stockholders (collectively, the "API Indemnified Parties") harmless from and against any and all losses, costs, damages, claims and expenses, including without limitation attorneys' fees, court costs and disbursements, and the costs of investigation, settlement and defense, which any of the API Indemnified Parties may sustain at any time by reason of or arising out of a breach of the foregoing representations and warranties by RVI.

7. No Shop Clause. For a period commencing on the date of acceptance by API and the Stockholders of this Letter of Intent and ending on the Termination Date, except with respect to a transaction with RVI, API will not, (i) directly or indirectly, through any representatives or otherwise, sell or enter into any agreement regarding the sale of stock or assets of API, solicit, initiate or entertain the submission of proposals or offers from any person, firm or entity relating to the sale of all or a portion of the stock or assets of API, or participate in any discussion or any negotiations regarding, or furnish to any other person, firm or entity any information with respect to, or otherwise cooperate in any way or assist, facilitate, or encourage the activities proscribed above by any person, firm or entity, (ii) act so as to make it impossible to perform the Transaction or (iii) cause or permit API to enter into discussions or negotiations with or furnish any information to any person or entity (other than RVI) in any way relating to or with a view towards a sale of any of the capital stock (either presently issued or unissued), property or assets of API; provided however the use by API of its stock to acquire the stock or assets of other companies shall not be deemed a violation of this Paragraph 7. Notwithstanding the foregoing, it is not a violation of this agreement if the directors of API are required to consider another offer for API to avoid breaching their fiduciary duty as directors of API.

For a period commencing on the date of the acceptance by API and the Stockholders of this Letter of Intent and ending on the Termination Date, except with respect to a transaction with API or as allowed under this Letter of Intent, RVI will not, (i) directly or indirectly, through any representatives or otherwise, sell or enter into any agreement regarding the sale of stock of RVI, solicit, initiate or entertain the submission of proposals or offers from any person, firm or entity relating to the sale of all or a portion of the stock of RVI, or participate in any discussion or any negotiations regarding, or furnish to any other person, firm or entity any information with respect to, or otherwise cooperate in any way or assist, facilitate, or encourage the activities proscribed above by any person, firm or entity, (ii) act so as to make it impossible to perform the Transaction or (iii) cause or permit RVI enter into discussions or negotiations with or furnish any information to any person or entity (other than API) in any way relating to or with a view towards a sale of any of the capital stock. Notwithstanding the foregoing, it is not a violation of this agreement if the board of directors of RVI, in their capacity as directors, is required to consider another offer for RVI to avoid a breach of their fiduciary duty as directors of RVI.

8. Expenses. Each party shall bear its own expenses relative to the actions taken in connection with this Letter of Intent. Notwithstanding the foregoing, API agrees that if prior to the Termination Date (i) any person, entity or group shall have entered into a definitive agreement or agreement in principle to purchase any stock or assets of API; (ii) any person, entity or group shall have entered into a definitive agreement or agreement in principle with API to purchase all or substantially all of the assets of API or any of its subsidiaries, or with respect to a merger, consolidation or other business combination with or involving API or any of its subsidiaries; or (iii) API shall be in breach of their covenant set out in Paragraph 7 of this Letter of Intent or in breach of their representations and warranties set forth in Paragraph 6 of this Letter of Intent (provided however the use by API of its stock to acquire the stock or assets of other companies shall not be deemed a violation of the foregoing clauses (i), (ii) and (iii)); then in any such event API shall promptly pay to RVI upon demand all expenses incurred by RVI in connection with the preparation of this Letter of Intent, the conduct of its due diligence investigation hereunder and preparation of the Definitive Agreements and any other documents in anticipation of Final Approval (including attorneys' fees, court costs and disbursements). In addition to the foregoing, in the event API breaches its covenants in Paragraph 7 hereof, RVI shall be entitled to injunctive relief, and such other remedies at law or in equity as shall be available to RVI.

Notwithstanding the foregoing, RVI agrees that if prior to the Termination Date (i) any person, entity or group shall have entered into a definitive agreement or agreement in principle with RVI to purchase any stock of RVI; (ii) any person, entity or group shall have entered into a definitive agreement or agreement in principle with RVI with respect to a merger, consolidation or other business combination with or involving RVI or (iii) RVI shall be in breach of its covenant set out in Paragraph 7 of this Letter of Intent or in breach of its representations and warranties set forth in Paragraph 6 of this Letter of Intent, then in any such event RVI shall be liable to promptly pay to API upon demand all expenses incurred by API in connection with the preparation of this Letter of Intent, the conduct of its due diligence investigation hereunder and preparation of the Definitive Agreements and any other documents in anticipation of Final Approval (including attorneys' fees, court costs and disbursements). In addition to the foregoing, in the event RVI breaches its covenants in Paragraph 7 hereof, API shall be entitled to injunctive relief and such other remedies at law or in equity as shall be available to API.

9. Course of Business. The parties agree that from the date of the acceptance by API and the Stockholders of this Letter of Intent until the date of the execution and delivery of the Definitive Agreements, API and RVI shall each continue to conduct their respective businesses in the ordinary course consistent with past practices and will not enter into any transaction other than those consistent with such practices. Neither party shall incur any additional long-term indebtedness between the date of this Letter of Intent and the Termination Date. Each of RVI and API shall use all reasonable efforts to maintain its present business organization, employees and customer base and the good will that it now enjoys. Notwithstanding the foregoing provisions of this Paragraph 9, API may issue API stock and incur additional indebtedness in order to continue API's program of acquiring the stock or assets of other companies for API stock and/or cash.

10. Nature of Legal Obligation. This letter is only intended to be a binding obligation of the parties with respect to the matters set forth in Paragraph 2 and Paragraphs 5 through 11. With respect to the remaining provisions, this letter is merely a statement of the present intentions and understandings of the parties and is not intended to be binding upon the parties.

11. Miscellaneous.

A. Except as otherwise specifically provided herein, no change, modification or addition to this Letter of Intent shall be valid unless in writing and signed by or on behalf of the parties hereto.

B. This Letter of Intent shall be binding upon the respective successors or legal representatives of the parties hereto.

    This Letter of Intent may be executed in as many counterparts as necessary, which counterparts may include facsimile signatures. Signed copies of this Letter of Intent received by facsimile transmission shall be deemed to be original signed copies.

If the foregoing sets forth our agreement, please sign the enclosed duplicate hereof in the space provided, and return the same to RVI. It is understood and agreed that if the parties have not executed and delivered to and with one another Definitive Agreements pursuant to the terms of this Letter of Intent, prior to the Termination Date, this Letter of Intent shall terminate, and neither party shall thereafter be bound thereby, except for confidentiality and the rights to indemnification and expense reimbursement set forth in Paragraphs 5 and 8 hereof, respectively.

If not executed by you and returned to RVI by March 15, 2006, this Letter of Intent shall terminate.

Very truly yours,

RUBINCON VENTURES INC.

/s/Guy Peckham

By: ________________________________

Guy Peckham, CEO

ACCEPTED this /16/ day of

March, 2006.

API Electronics Group Corp.

/s/Phillip DeZwirek

By: __________________________________

Phillip DeZwirek, Chairman and CEO

Stockholders' Agreement

The undersigned, being principal stockholders of API, hereby agree to vote in favor of the Transaction between API and RVI in accordance with the terms of this Letter of Intent. Notwithstanding the foregoing, it is not a violation of their agreement if the undersigned stockholders, in their capacity as directors of API, are required to consider another offer for API to avoid breaching their fiduciary duty as directors of API.

/s/ Phillip DeZwirek

_____________________________________

Phillip DeZwirek, individually

/s/Jason DeZwirek

_____________________________________

Jason DeZwirek, individually